DocuSign Envelope ID: 8375F593-80EA-49BF-963E-B4D8BA58AD12

FIFTH AMENDMENT TO THE SERVICES AGREEMENT

This Fifth Amendment to the Services Agreement ("Fifth Amendment"), effective as of May 5, 2024 ("Effective Date"), is made by and between Hot Topic, Inc., a California corporation ("Hot Topic"), and Torrid LLC, a California limited liability company ("Torrid"). Capitalized terms used herein shall have the respective definitions set forth in the Services Agreement (as defined below).

RECITALS

WHEREAS, the Parties entered into the Services Agreement, dated August 1, 2019; as amended by the First Amendment, effective July 31, 2022; as further amended by the Second Amendment, effective September 28, 2022, as further amended by the Third Amendment, effective December 1, 2022, as further amended by the Fourth Amendment, effective as of January 1, 2024 (collectively "Services Agreement"), whereby Torrid agreed to provide Hot Topic certain information technology services;

WHEREAS, the Parties wish to modify the information technology services Torrid provides Hot Topic under the Services Agreement;

NOW THEREFORE, Hot Topic and Torrid agree that the Services Agreement shall be amended as follows:

1. The Term of the Services Agreement is hereby extended up to and through October 25, 2025. The Parties may mutually agree in writing to further extensions.

2. As of the Effective Date of this Fifth Amendment, the pricing table in Schedule 1 of the Services Agreement shall be deleted in its entirety and the following shall be included in its place:

						Hourly	Monthly	Annual	
					Internal	$ 90	$ 15,600	$ 187,200	
					External	$ 95	$ 16,520	$ 198,240	
	Support								
	L1	L2	L3	L4	Vendor IT	Torrid IT	Resource $	Projects	Proposed Transition Date
Merchandising, Sourcing, Allocation and Planning					0.5	0.5	$ 16,060	Need Basis	
JDA allocation - Planning	TD	TD	TD	TD					2/1/2025
JDA ETL Process - Joint	TD	TD	TD	TD					2/1/2025
Finance and HR					1	0.5	$ 24,320	Need Basis	
Lawson	TD	TD	TD	TD					Duration of Agreement
Ascend	TD	TD	TD	TD					Duration of Agreement
Infrastructure					0	0	$ -	Need Basis	
Server / Database	TD	TD	TD	TD					2/1/2025 for JDA; Duration of Agreement for Lawson / Ascend
Network	HT	HT	HT	HT					2/1/2025 for JDA; Duration of Agreement for Lawson / Ascend
Total							$ 40,380		

3. Server and Database Infrastructure Services only include the support of the Lawson, Aspect and JDA business applications and will be provided by Torrid to Hot Topic at $0 (zero) cost. Network Infrastructure Services only include the support of the Lawson, Aspect and JDA business applications and will be provided by Hot Topic to Torrid at $0 (zero) cost. Server and Database Infrastructure Services are the operating environment and databases used to support the business applications that are defined in the table above. Network Infrastructure Services are the network bandwidth, communications and access to the business applications that are defined in the table above.

4. Except as otherwise hereby amended, the Services Agreement is hereby ratified and confirmed in all other respects.

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2 By signing in the space provided below, the Parties hereto have accepted and agreed to all of the terms and conditions hereof. HOT TOPIC, INC. TORRID LLC By: By: Name: __________________________ Name: ___________________________ Title: ___________________________ Title: ___________________________ Date:___________________________ Date:____________________________ DocuSign Envelope ID: 8375F593-80EA-49BF-963E-B4D8BA58AD12 Chief Technology Officer 5/30/2024 Gary Megson Hyon Park CTO 5/30/2024

3 DocuSign Envelope ID: 8375F593-80EA-49BF-963E-B4D8BA58AD12